From the desk of:

Rory J. Cutaia

Chairman & CEO

Rory@nFusz.com

855.250.2300 x 7

November 12, 2018

Sound Concepts, Inc. (the “Company”)

McKinley J. Oswald as a Shareholder of the Company and as the Shareholders’ Representative

McKinley M. Oswald as a Shareholder of the Company

Jason Matheny as a Shareholder of the Company

Colby Allen as a Shareholder of the Company

JJ Oswald as a Shareholder of the Company

782 S. Automall Drive, Suite A

American Fork, Utah 84003

Re: Agreement and Plan of Merger Side Letter No.2

Gentlemen:

Each of the addressees to this Side Letter No. 2 and we (and our wholly-owned subsidiaries) are signatories (collectively, the “Parties”) to that certain Agreement and Plan of Merger (the “Agreement”) of even date herewith. [Certain capitalized terms utilized herein have been defined in the Agreement.] In connection with the Agreement and the timing of certain events relative to the transactions contemplated therein, as well as in contemplation of certain public filings required to be made by us with the Securities and Exchange Commission, all of the Parties have executed this Side Letter No. 2 specifically to modify Sections 9.01(b)(ii) and 9.01(c)(ii) of the Agreement to change the each date referenced therein from January 31, 2019, to February 14, 2019. By all of our signatures below, such provisions are hereby so modified.

Please confirm your acknowledgement and agreement with the terms hereof by executing this Side Letter No. 2, where indicated, and returning it to me.

Very truly yours,

NFÜSZ, INC.

By:	/s/ Rory Cutaia
Rory Cutaia, CEO

NF ACQUISITION COMPANY, LLC

By:	/s/ Rory Cutaia
Rory Cutaia, authorized signatory

344 Hauser Blvd. Suite 414 Los Angeles CA 90036 | www.nFusz.com | 855 250-2300

NF MERGER SUB, INC.

By:	/s/ Rory Cutaia
Rory Cutaia, authorized signatory

Acknowledged and agreed:

SOUND CONCEPTS, INC.

By:	/s/ McKinley J. Oswald
Name:	McKinley J. Oswald
Title:	Chief Executive Officer

/s/ McKinley J. Oswald
McKinley J. Oswald, shareholder of the Company

/s/ McKinley M. Oswald
McKinley M. Oswald, shareholder of the Company

/s/ Jason Matheny
Jason Matheny shareholder of the Company

/s/ Colby Allen
Colby Allen shareholder of the Company

/s/ JJ Oswald
JJ Oswald shareholder of the Company

/s/ McKinley J. Oswald
McKinley J. Oswald Shareholders’ Representative

344 Hauser Blvd. Suite 414 Los Angeles CA 90036 | www.nFusz.com | 855 250-2300